UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            _________________________


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                            _________________________


                      Date of Report
                      (Date of earliest
                      event reported):    November 15, 2002



                               Cobalt Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



    Wisconsin                       1-14177                       39-1931212
-------------------             ----------------             -------------------
  (State or other                 (Commission                   (IRS Employer
  jurisdiction of                 File Number)               Identification No.)
  incorporation)



                            401 West Michigan Street
                           Milwaukee, Wisconsin 53203
           -----------------------------------------------------------
           (Address of principal executive offices including zip code)



                                 (414) 226-6900
                         -------------------------------
                         (Registrant's telephone number)

Item 5.   Other Events and Regulation FD Disclosure.

     On November 15, 2002, the Registrant announced a plan to consolidate its claims and customer service departments into a smaller number of offices in Wisconsin. The number of offices maintained by the Registrant in Wisconsin will decline from 14 to 12 during the first quarter of 2003. A copy of the press release containing such announcement is attached as an exhibit to this Report.

     During the fourth quarter of 2002 the Registrant plans to record a charge against earnings of approximately $2.5 million for severance costs and other expenses relating to the reduction in the number of offices. As a result of these actions, the Registrant expects to generate annualized savings of approximately $8 million. These savings were taken into account in 2003 earnings guidance issued by the Registrant on October 28, 2002, while the $2.5 million fourth quarter charge was not included in the guidance for 2002.

     Cautionary Statement: This Current Report on Form 8-K contains forward-looking statements with respect to the financial condition, results of operations and business of Cobalt Corporation. Such forward-looking statements are subject to inherent risks and uncertainties that may cause actual results or events to differ materially from those contemplated by such forward-looking statements. Factors that may cause actual results or events to differ materially from those contemplated by such forward-looking statements include rising health care costs, business conditions, impact of elimination of memberships, competition in the managed care industry, developments in health care reform and other regulatory issues.




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



Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   Exhibits.

                99. Press release dated November 15, 2002.




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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             COBALT CORPORATION



Date:  November 15, 2002                     By:  /s/ Gail L. Hanson
                                                  ---------------------------
                                                  Gail L. Hanson
                                                  Chief Financial Officer




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



                               COBALT CORPORATION

                            EXHIBIT INDEX TO FORM 8-K
                         Report Dated November 15, 2002



Exhibit No.      Description
----------       -----------

   99            Press Release, dated November 15, 2002, issued by Cobalt
                 Corporation.




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